EXHIBIT 8.1

The following is a list of subsidiaries of NewLead Holdings, Ltd. as of December 31, 2011.

COMPANY	SHAREHOLDER
NEWLEAD HOLDINGS LTD, Bermuda (formerly known as Aries Maritime Transport Limited)

DIRECT SUBSIDIARIES

NEWLEAD HOLDINGS (US) LLC, Delaware

LEADING MARINE CONSTULTANTS (LMC) INC., Marshall Islands	NEWLEAD HOLDINGS LTD

Shipmanagement Companies

AMT MANAGEMENT LTD., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD SHIPPING S.A., Panama	NEWLEAD HOLDINGS LTD.

Sub-Holding Companies

NEWLEAD BULKER HOLDINGS INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD TANKER HOLDINGS INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

Ship-Owning Companies

ALTIUS MARINE S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

AUSTRALIA HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

AYASHA TRADING CORPORATION, Liberia	NEWLEAD HOLDINGS LTD.

BRAZIL HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

COMPANY	SHAREHOLDER
CHALLENGER ENTERPRISES LTD., Liberia	NEWLEAD HOLDINGS LTD.

CHINA HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

COMPASS OVERSEAS LTD., Bermuda	NEWLEAD HOLDINGS LTD.

COMPASSION OVERSEAS LTD., Bermuda	NEWLEAD HOLDINGS LTD.

CRUSADER ENTERPRISES LTD., Liberia	NEWLEAD HOLDINGS LTD.

FORTIUS MARINE S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

GRAND OCEANOS INC., Liberia	NEWLEAD HOLDINGS LTD.

GRAND RODOSI INC., Liberia	NEWLEAD HOLDINGS LTD.

NEWLEAD VICTORIA LTD., Liberia	NEWLEAD HOLDINGS LTD.

Ship-Owning Companies (Newbuildings)

BETHUNE PROPERTIES SA, Liberia	NEWLEAD HOLDINGS LTD.

Companies With No Assets*

CHINOOK WAVES CORPORATION, Marshall Islands	NEWLEAD HOLDINGS LTD.

ERMINA MARINE LIMITED, Marshall Islands	NEWLEAD HOLDINGS LTD.

GRAND VICTORIA PTE. LTD., Singapore	NEWLEAD HOLDINGS LTD.

LAND MARINE S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

MAKASSAR MARINE LTD., Marshall Islands	NEWLEAD HOLDINGS LTD.

OSTRIA WAVES LTD., Marshall Islands	NEWLEAD HOLDINGS LTD.

RIDER MARINE S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

SEINE MARINE LTD., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD STRIDE INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

COMPANY	SHAREHOLDER
BORA LIMITED, BVI	NEWLEAD HOLDINGS LTD.

JUBILEE SHIPHOLDING S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

MOTE SHIPPING LTD., Malta	NEWLEAD HOLDINGS LTD.

STATESMAN SHIPPING LTD., Malta	NEWLEAD HOLDINGS LTD.

TRANS STATE NAVIGATION LTD., Malta	NEWLEAD HOLDINGS LTD.

OCEAN HOPE SHIPPING LIMITED., Malta	NEWLEAD HOLDINGS LTD.

INDIRECT (WHOLLY OWNED) SUBSIDIARIES

Shipmanagement Companies

NEWLEAD BULKERS S.A., Liberia	NEWLEAD SHIPPING S.A.

Ship-Owning Companies

CURBY NAVIGATION LTD., Liberia	NL BULKER HOLDINGS INC.

GRAND ESMERALDA INC., Liberia	NL BULKER HOLDINGS INC.

GRAND MARKELA INC., Liberia	NL BULKER HOLDINGS INC.

GRAND SPARTOUNTA INC., Marshall Islands	NL BULKER HOLDINGS INC.

GRAND VENETICO INC., Marshall Islands	NL BULKER HOLDINGS INC.

NEWLEAD PROSPERITY INC., Marshall Islands	NL BULKER HOLDINGS INC.

NEWLEAD PROGRESS INC., Marshall Islands	NL TANKER HOLDINGS INC.

GRAND AFFECTION S.A. Marshall Islands	NL BULKER HOLDINGS INC.

Ship-Owning Companies (Newbuildings)

GRAND AFFINITY S.A., Marshall Islands	NL BULKER HOLDINGS INC.

COMPANY	SHAREHOLDER
Companies with no assets *

DYNAMIC MARITIME CO., Marshall Islands	OCEAN HOPE SHIPPING LIMITED

OLYMPIC GALAXY SHIPPING LTD., Marshall Islands	OCEAN HOPE SHIPPING LIMITED

VINTAGE MARINE S.A., Marshall Islands	OCEAN HOPE SHIPPING LIMITED

TRANS CONTININENT NAVIGATION LTD., Malta	OCEAN HOPE SHIPPING LIMITED